[SHIP]
                          [THE VANGUARD GROUP(R) LOGO]

                         VANGUARD(R) EQUITY INCOME FUND
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2002

                          VANGUARD(R) EXPLORER(TM) FUND
               SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 8, 2002

                       VANGUARD(R) MORGAN(TM) GROWTH FUND
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2002

The following text is added to the paragraph on The Vanguard Group in the SECURITY SELECTION section of each prospectus:
     Vanguard receives no additional revenue from investing Fund assets in VIPER(TM) Shares of other Vanguard funds. Fund assets invested in VIPER Shares are excluded from the calculation of asset-based cost allocations in determining the expense ratio for the Fund.


























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Vanguard Marketing Corporation, Distributor.                      PSFUNA  022002